UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):    January 8, 2013 (January 3, 2013)

ACCELERIZE NEW MEDIA, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-52635 (Commission File Number)	20-3858769 (I.R.S. Employer Identification No.)

2244 WEST COAST HIGHWAY, SUITE 250 NEWPORT BEACH, CALIFORNIA 92663
(Address of principal executive offices) (zip code)

(949) 515 2141
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01              Changes in Registrant’s Certifying Accountant

On January 3, 2013, Accelerize New Media, Inc. (the “Company”) was notified by its independent registered public accounting firm, Sherb & Co., LLP ("Sherb"), that Sherb has combined its practice with RBSM LLP effective as of January 1, 2013.  RBSM LLP is a member of Russell Bedford International (RBI), which is an international network of over 100 independent accounting and consulting firms with over 500 offices in more than 90 countries.  As a result of the combination and upon notice by Sherb to the Company, on January 3, 2013 Sherb was in effect dismissed as the Company's independent registered public accounting firm and RBSM LLP was engaged as the Company's independent registered public accounting firm.  For the avoidance of doubt, the Board of Directors of the Company approved the engagement of RBSM LLP as the Company's independent registered public accounting firm on January 7, 2013.

The principal accountant's reports of Sherb on the financial statements of the Company as of and for the two years ended December 31, 2011 and December 31, 2010 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to audit scope or accounting principles.  The principal accountant’s reports of Sherb on the financial statements of the Company for the years ended December 31, 2011 and 2010 contained an explanatory paragraph disclosing the uncertainty regarding the Company’s ability to continue as a going concern.

During the two years ended December 31, 2011 and December 31, 2010 and through the date of this Current Report on Form 8-K (the “8-K”), there were no disagreements with Sherb on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to Sherb's satisfaction would have caused it to make reference thereto in connection with its reports on the financial statements for such years. During the two years ended December 31, 2011 and through the date of this 8-K, there were no reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K.

During the two years ended December 31, 2011 and through the date of this 8-K, the Company did not consult with RBSM LLP with respect to any of (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company's financial statements; or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or an event of the type described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Sherb with a copy of the foregoing disclosure and requested Sherb to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made therein. A copy of such letter, dated January 8, 2013, furnished by Sherb, is filed as Exhibit 16.1 to this 8-K.

Item 9.01              Financial Statements and Exhibits

(d)	Exhibits

16.1	Letter dated January 8, 2013 from Sherb & Co., LLP to the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 8, 2013	Accelerize New Media, Inc.

By: /s/ Brian Ross
Brian Ross
President and Chief Executive Officer (principal executive and principal financial officer)